UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2018

CÜR MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-183760	99-0375741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o CKR Law LLP

1330 Avenue of the Americas, 14th Floor

New York, NY 10019

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 259-7300

N/A

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Reference is made to the disclosure set forth under Items 3.02 and 5.02 below, which disclosure is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 above and 5.02 below, which disclosure is incorporated herein by reference.

The issuances of nonqualified stock options to John Egazarian and Michael Betts, described in Item 5.02 below, are exempt from registration under Section 4(a)(2) under of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of John Egazarian as Head of Product, Chief Operating Officer

As of January 2, 2018, CUR Media, Inc. (the “Company,” “we,” “us,” or “our”) appointed John Egazarian as Head of Product, Chief Operating Officer. This appointment was made pursuant an employment offer letter, dated December 19, 2017. A copy of Mr. Egazarian’s employment offer letter is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Mr. Egazarian, 47, has over 20 years of experience leading the delivery of innovative software initiatives in complex, competitive environments. Since August 2016, he served in the role of Project Director with Cognizant, Inc., a multi-national consulting company. From May 2015 through August 2016, he served as our Chief Operating Officer. Before this, commencing in February 2014, he served as our Senior Vice President of Mobile Solutions. Prior to joining our company, Mr. Egazarian led eBusiness for Fallon Community Health beginning in January 2012. Mr. Egazarian held leadership roles at Travelers Insurance from June 2008 through December 2011. Prior to that, he held various positions at WellPoint and TRC Companies. He started his career as in product delivery and project execution at Arthur Anderson. Mr. Egazarian is a graduate of the University of Connecticut, where he received a Bachelor of Arts degree in political science in 1993.

In consideration for his services as our Head of Product, Chief Operating Officer, Mr. Egazarian will receive: (i) a base salary of (A) $125,000 per annum for the first ninety (90) days of his employment, (B) increasing to $225,000 per annum thereafter, and (ii) 10-year nonqualified stock options, under the Company’s 2015 Equity Incentive Plan (the “2015 EIP”), to purchase 300,000 shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), at an exercise price to be equal to the fair market value for a share of the Company’s Common Stock on the date of the grant, 50% of which shall vest on the date of grant, and the remainder of which shall vest pro rata on a monthly basis for the two (2) years thereafter.

There are no other arrangements or understandings between Mr. Egazarian and any other person pursuant to which he was appointed as an officer of the Company. In addition, there are no family relationships between Mr. Egazarian and any of our other officers or directors. Further, except as otherwise described herein., there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Egazarian had, or will have, a direct or indirect material interest.

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Appointment of Michael Betts as Chief Technology Officer

As of January 8, 2018, the Company appointed Michael Betts as Chief Technology Officer. This appointment was made pursuant an employment offer letter, dated December 19, 2017. A copy of Mr. Betts’s employment offer letter is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Mr. Betts, 54, is a veteran software professional with over 25 years of successfully delivering software solutions. Since August 2016, he served in the role of independent technical consultant with Software Development Group, a company that provides technical consulting services. From November 2014 through August 2016, he served as our Chief Technology Officer. Before this, commencing in May 2012, he served as our Senior Platform Architect. Prior to this, Mr. Betts was Chief Technology Officer, Architect at Artbox LLC, which he joined in September 2009. Prior to Artbox, he was Principal of Software Development Group LLC, whose major clients included Konica-Minolta, HP, NIST, and Microsoft. Mr. Betts received a Master’s Degree in Computer Science from Rensselaer Polytechnic Institute in 1995 and a B.S. degree in Computer Science Engineering / Electrical Engineering from the University of Connecticut in 1985.

In consideration for his services as our Chief Technology Officer, Mr. Betts will receive: (i) a base salary of (A) $125,000 per annum for first ninety (90) days of his employment, (B) increasing to $175,000 per annum thereafter, and (C) further increasing to $225,000 per annum at such time as the Company obtains 1,000,000 active subscribers to our music streaming service, CÜR Music, and (ii) 10-year nonqualified stock options, under the Company’s 2015 EIP, to purchase 400,000 shares of the Company’s Common Stock at an exercise price to be equal to the fair market value for a share of the Company’s Common Stock on the date of the grant, 50% of which shall vest on the date of grant, and the remainder of which shall vest pro rata on a monthly basis for the two (2) years thereafter.

There are no other arrangements or understandings between Mr. Betts and any other person pursuant to which he was appointed as an officer of the Company. In addition, there are no family relationships between Mr. Betts and any of our other officers or directors. Further, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Betts had, or will have, a direct or indirect material interest.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K.

Exhibit No.	Description

10.1	Employment offer letter from the Company to John Egazarian, dated December 19, 2017*†

10.2	Employment offer letter from the Company to Michael Betts, dated December 19, 2017*†

_________

*	Filed herewith
†	Management contract or compensatory plan or arrangement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CÜR MEDIA, INC.

Date: January 8, 2018	By:	/s/ Thomas Brophy
	Name:	Thomas Brophy
	Title:	President

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